VANGUARD GROWTH
AND INCOME FUND

SEMIANNUAL
REPORT
JUNE 30, 1999

[A MEMBER OF THE VANGUARD GROUP LOGO(R)]

AT VANGUARD, WE BELIEVE
THAT TRADITION MATTERS

Our 9,000 crew members embrace the traditional values on which our success is built, including integrity, hard work, thrift, teamwork, and fair dealing on behalf of our clients.

Our report cover pays homage to three anniversaries, each of great significance to The Vanguard Group:
o The 200th anniversary of the Battle of the Nile, which commenced on August 1, 1798. HMS Vanguard, the victorious British flagship at the Nile, is our namesake. And its motto-- "Leading the way"--serves as a guiding principle for our company.
o The 100th birthday, on July 23, 1998, of Walter L. Morgan, founder of Wellington Fund, the oldest member of what became The Vanguard Group. Mr. Morgan was friend and mentor to Vanguard founder John C. Bogle, and helped to shape the standards and business principles that Mr. Bogle laid down for Vanguard at its beginning nearly 25 years ago: a stress on balanced, diversified investments; insistence on fair dealing and candor with clients; and a focus on long-term investing. To our great regret, Mr. Morgan died on September 2, 1998.
o The 70th anniversary, on December 28, 1998, of the incorporation of Vanguard Wellington Fund. It is the nation's oldest balanced mutual fund, and one of only a handful of funds created in the 1920s that are still in operation.

Although Vanguard constantly tackles new challenges, adopts new technology, and develops new services, we treasure the traditions and values that set us apart in a crowded, competitive industry. And we salute our shareholders, whose support and trust we strive to earn each and every day.

                                    CONTENTS

                                  A MESSAGE TO
                                OUR SHAREHOLDERS
                                        1

                                 THE MARKETS IN
                                   PERSPECTIVE
                                        3

                                   REPORT FROM
                                   THE ADVISER
                                        5

                               PERFORMANCE SUMMARY
                                        7

                                  FUND PROFILE
                                        8

                              FINANCIAL STATEMENTS
                                       10

                         For an update on our Year 2000
                           preparedness, see page 18.

                        All comparative mutual fund data
                         are from Lipper or Morningstar,
                             unless otherwise noted.

FELLOW SHAREHOLDER,

[PHOTO]
JOHN J. BRENNAN     JOHN C. BOGLE
CHAIRMAN & CEO      SENIOR CHAIRMAN

Amid the stock market's broad advance, Vanguard Growth and Income Fund posted a strong +13.6% return for the six months ended June 30, 1999. Your fund's first-half return surpassed those of its average peer and its unmanaged index benchmark.
     The adjacent table presents the six-month total return (capital change plus reinvested dividends) for the fund and its two comparative standards--the average value fund (as calculated by Lipper) and the Standard & Poor's 500 Index. The fund's return is based on an increase in net asset value from $30.76 per share on December 31, 1998, to $34.80 per share on June 30, 1999, and is adjusted for dividends of $0.14 per share paid from net investment income.

--------------------------------------------------------------------------------
                                                                  TOTAL RETURNS
                                                                SIX MONTHS ENDED
                                                                  JUNE 30, 1999
--------------------------------------------------------------------------------
Vanguard Growth and Income Fund                                        +13.6%
--------------------------------------------------------------------------------
Average Value Fund                                                     +11.0%
--------------------------------------------------------------------------------
S&P 500 Index                                                          +12.4%
--------------------------------------------------------------------------------

THE PERIOD IN REVIEW
The key influences on financial markets during the first half of 1999 were the surprising strength of the U.S. economy's long-running expansion, promising corporate earnings, and the increasing signs that a number of shaky foreign economies were on firmer footing. These factors were responsible for both broad-based gains in U.S. stocks and increases in interest rates, which sent bond prices lower.
     The overall U.S. stock market, as measured by the Wilshire 5000 Equity Index, gained +11.8%--equivalent to more than a full year's return based on historical norms. But the half-year saw a sharp rotation in market leadership. As the outlook for global economic growth kept improving, there was a notable revival in cyclical stocks--those of commodity-related companies, machinery makers, and other firms whose profit prospects are most closely tied to the economy's ups and downs. This was a welcome change for the cyclicals and other "value" stocks that had lagged the market not just in the first quarter of 1999 but for much of the last five years. Within the S&P 500, the value stocks--those characterized by above-average dividend yields and below-average price/earnings ratios--took the lead. The second-quarter reversal left value stocks ahead for the full half-year, with a +14.0% return compared to +11.0% for growth stocks. Small-capitalization stocks also had a strong showing in the second quarter, nicely outpacing the S&P 500 Index. However, for the half-year the small-cap Russell 2000 Index trailed the large-cap S&P 500, +9.3% to +12.4%.
     Interest rates held steady in January, but rose throughout the rest of the half-year.By June 30, yields on U.S. Treasury notes and bonds were higher by roughly 1 percentage point from their year-end 1998 levels. The benchmark 30-year Treasury bond's yield increased 86 basis points (0.86 percentage point), from 5.10% to 5.96%. The rate rise was less pronounced for short-term securities, with the 3-month Treasury bill's yield rising 33 basis points, from 4.45% on December 31 to 4.78% on June 30.

PERFORMANCE OVERVIEW
The +13.6% advance of the Growth and Income Fund was a substantial 2.6 percentage points above the +11.0% earned by the average value fund and 1.2 percentage points above the return of the S&P 500 Index, which is a formidable standard. These are excellent results for our adviser's computer-driven stock-selection process, which is intended to outdistance the index over the long term while keeping a similar risk profile. Our adviser, Franklin Portfolio Associates, had particularly strong selections in the financial-services sector, where our holdings gained +21% versus a +13% return for the index sector. The fund also was helped by a lesser weighting (5.0% on average versus 8.6% for the S&P 500) in consumer staples, a relative laggard during the half-year.
     The fund benefited from its slight tilt toward value stocks--a bias that hurt relative results in 1998. It remains to be seen whether the market's second-quarter shift toward value stocks and away from large-cap growth stocks will endure. But as we stated in our annual report six months ago, value and growth stocks have historically traded places as the market's leaders from time to time, although their long-term returns are similar.

IN SUMMARY
The superb returns from U.S. stocks during the first half of 1999 were a continuation of the amazing bull market that began in August 1982. During this golden period, stocks have gained nearly +20% per year on average, or nearly double the long-term "normal" return from stocks. While we're grateful for such largesse, we believe it would be a mistake to expect outsized returns to continue indefinitely or to forget that the risk of significant downturns is always present in the stock market.
     We believe that a balanced investment program--including stock funds, bond funds, and cash reserves in proportions suited to your time horizon, investment goals, and risk tolerance--is a time-tested means to gain exposure to the rewards of investing while moderating the risks. Once you've developed such a plan for yourself, we suggest that you "stay the course" toward your financial goals.


/S/                                 /S/
John C. Bogle                       John J. Brennan
Senior Chairman                     Chairman and
                                    Chief Executive Officer
July 16, 1999

--------------------------------------------------------------------------------
NOTICE TO SHAREHOLDERS

In the past, the semiannual income dividend that Vanguard Growth and Income Fund distributed to shareholders at midyear was paid at a "set rate" of $0.15 per share. If the actual income the fund earned during the period differed from the set rate, the excess or shortfall was reflected in the December income dividend. Beginning with the dividend paid in June 1999, the Growth and Income Fund will distribute income on a "pay as you go" basis, rather than according to a set rate. The policy change provides for a more even distribution of income by distributing substantially all of the income earned during the semiannual period to the fund's shareholders at midyear.
--------------------------------------------------------------------------------

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED JUNE 30, 1999

A markedly improved global economic outlook during the first half of 1999 led to mostly positive stock market returns and lower bond prices.
     As the year began, many observers expected that severe economic crises in Asia, Russia, and some Latin American nations would restrain business activity worldwide, even in the United States, which has been the world's economic locomotive. By spring, however, a consensus emerged that global economic activity was likely to be solid, if not robust. This change in sentiment stemmed from several factors, including further vigorous growth in the U.S. economy, a belief that Asia's slump had bottomed out, and moves in Europe to ease monetary policy to encourage growth.

--------------------------------------------------------------------------------
                                                           TOTAL RETURNS
                                                   PERIODS ENDED JUNE 30, 1999
                                         ---------------------------------------
                                               6 MONTHS     1 YEAR      5 YEARS*
--------------------------------------------------------------------------------
STOCKS
  S&P 500 Index                                   12.4%      22.8%         27.9%
  Russell 2000 Index                               9.3        1.5          15.4
  Wilshire 5000 Index                             11.8       19.5          25.7
  MSCI EAFE Index                                  4.1        7.9           8.5
--------------------------------------------------------------------------------
BONDS
  Lehman Aggregate Bond Index                     -1.4%       3.2%          7.8%
  Lehman 10 Year Municipal Bond Index             -1.7        2.3           6.8
  Salomon Smith Barney 3-Month
     U.S. Treasury Bill Index                      2.2        4.7           5.2
--------------------------------------------------------------------------------
OTHER
  Consumer Price Index                             1.4%       2.0%          2.3%
--------------------------------------------------------------------------------
*Annualized.

     Interest rates rose as investors stopped wondering whether the Federal Reserve Board would lower interest rates--as it had three times in autumn 1998--and began to wonder when the Fed would increase rates to slow growth and thereby forestall inflation. Indeed, on the final day of the period, the Fed boosted short-term rates by 0.25 percentage point. In the stock market, the brighter economic outlook led to a change in leadership from glamorous large-capitalization growth stocks to value stocks and small-cap stocks, both of which had been among Wall Street's wallflowers in recent years.

U.S. STOCK MARKETS
The rise in stock prices reflected the healthy domestic economy and improving prospects for corporate earnings. The overall market, as measured by the Wilshire 5000 Index, rose 11.8% during the period, while the S&P 500 Index, a yardstick for large-cap stocks, gained 12.4%.
     Large-cap growth stocks, which are generally perceived as less vulnerable than other stocks to economic slowdowns, continued to lead the market's climb during the first quarter of the year. During the second quarter, however, value stocks--especially producers of commodity products such as oil, aluminum, and chemicals--moved to the front of the pack. Providing support were generally upbeat corporate profit reports. Indeed, earnings gains were sufficient to send prices higher despite rising interest rates, which often depress stock prices as well as bond prices. For the six months, the S&P 500 Index's value stocks posted a 14.0% return while its growth stocks gained 11.0% as a group.

     Small-cap  stocks,  as  measured by the Russell  2000 Index,  gained  9.3%, although that fact masks a remarkable turnaround: Small-caps declined 5.4% during the first quarter of 1999, then advanced 15.6% during the second quarter. Even so, the cumulative return of the Russell 2000 over the past three years lags the S&P 500 Index by nearly 80 percentage points (+37.6% for the Russell 2000 versus +115.2% for the S&P 500).
     Four of the top-performing sectors within the S&P 500 Index during the half-year were solidly in the value camp--the "other energy" group (+40%); producer durables (+26%); materials & processing (+25%); and integrated-oils (+17%). The strongest growth-oriented sector was the irrepressible technology group (+24%). The poor performance of the consumer staples sector (-8%) was due in part to the gains of the U.S. dollar against most foreign currencies, which reduced the value of earnings from overseas operations.

U.S. BOND MARKETS
The powerful economic expansion that buoyed corporate profits and stock prices was too much of a good thing for the bond market. Inflation was well behaved--consumer prices rose 1.4% for the six months and 2.0% for the twelve months ended June 30--but investors and Fed policymakers clearly were concerned that an overheated economy might yet trigger significant increases in wages and overall prices. Certainly, there was no evidence of the "natural slowing" that many analysts expected for the economy, which is in the longest peacetime expansion ever.
     Yields on U.S. Treasury bonds rose by approximately 1 percentage point--a significant rise for a six-month period. The yield of the 30-year Treasury bond rose 86 basis points, to 5.96% on June 30 from 5.10% on December 31, 1998. The yield of the 10-year Treasury rose 113 basis points, to 5.78% from 4.65%. Money market rates didn't rise as far: Yields on 3-month T-bills increased on balance by only 33 basis points, to 4.78% on June 30. Bond prices, which move in the opposite direction from interest rates, fell. The Lehman Aggregate Bond Index, a benchmark for investment-grade taxable bonds, declined 1.4% on a total-return basis, as bond prices declined an average of 4.4%, outweighing the 3.0% in interest income for the period.

INTERNATIONAL STOCK MARKETS
Led by sharp recoveries in stock prices in Japan and many emerging markets, international stock prices generated positive returns in local currencies during the six months. However, a pervasive rise in the value of the U.S. dollar against other currencies reduced returns for U.S. investors (returns from abroad are augmented when the dollar falls in value against other currencies).
     Overall, the developed markets outside the United States gained 4.1% in U.S.-dollar terms, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index. The biggest increases were in the Pacific region--up 27.3% in local-currency terms and 21.1% when measured in U.S. dollars. Europe, which accounts for the lion's share of EAFE's market capitalization, was up 8.2% in local currencies. But in U.S. dollars, the return from European stocks was a negative 2.3%, as weakness in European currencies--notably in the euro, the new 11-nation common currency--lopped more than 10 percentage points from the local-currency returns. The MSCI Select Emerging Markets Free Index shot up 31.5% in dollar terms, led by Asian markets that rebounded from severe losses suffered in 1997 and 1998.

REPORT FROM THE ADVISER

We are pleased to report on our investment results for the six months ended June 30, 1999. Vanguard Growth and Income Fund--and the U.S. stock market in general--experienced yet another stretch of strongly positive returns. We continue to be pleasantly surprised by the resiliency of this bull market.
     Our return surpassed that of the S&P 500 Index for the half-year. We picked up ground on the index during the second quarter of 1999 after trailing it during the first quarter. However, we believe it is more useful to measure our
performance   in   relation   to  that   of  our   peers   in  the   Morningstar
growth-and-income funds category over varying periods. We present such a comparison in the table at right. As you can see, we have outperformed a significant majority of our competitors over most periods.
               ------------------------------------------------
                    RANK OF VANGUARD GROWTH AND INCOME FUND
                         AMONG GROWTH AND INCOME FUNDS
                             THROUGH JUNE 30, 1999
               ------------------------------------------------
               Last 10 years                     7th out of 144
               Last 5 years                     35th out of 340
               Last 3 years                     34th out of 536
               Last 1 year                     274th out of 759
               Year to date                    147th out of 799
               ------------------------------------------------
               Source: Morningstar, Inc.

     We remain concerned about the excesses that we see in the marketplace. The market environment continues to be extreme. The steep increase in stock-price volatility that occurred last autumn has not abated. We would regard any lessening of volatility as a welcome sign of future stability.
     Stocks of larger companies dominated investment results in 1998. This trend continued into the first part of 1999, but appeared to reverse in the second quarter. Evidence over long periods of time suggests that exposure to both large- and small-capitalization stocks is an efficient posture for investors.
     We build and maintain our portfolio by making a series of analytic measurements on a large universe of securities. In attempting to identify undervalued stocks, we use three basic types of measures:
     o Fundamental momentum measures. These analytical yardsticks are employed to identify companies whose current and near-term business prospects are relatively strong.
     o Relative value measures. These quantify the attractiveness of a stock's price in relation to both its own history and such financial measures as book value, sales, or earnings.
     o Future cash flow. These analytical gauges identify likely favorable payoffs in terms of future earnings and dividends for an investment made today.
     Vanguard Growth and Income Fund uses these measures of value and momentum to select investments because we believe that applying a variety of yardsticks will help us to deliver consistent results.Our experience reinforces our belief in the efficacy of an approach that combines analytic models to uncover attractively valued securities.
     Our momentum measures had, until very recently, been more fruitful than our value-based measurements. However, paying attention to value measures has worked better in the past few months. Our
--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The fund reflects a belief that superior long-term investment results can be achieved by using quantitative methods to select stocks that, in the aggregate, have risk characteristics similar to the S&P 500 Index but that are currently undervalued by the market.
--------------------------------------------------------------------------------
experience suggests that paying attention to both momentum and value can produce consistency over the long term. Such consistency is one of our objectives in managing the fund.
     Holdings that contributed the most to our returns versus the S&P 500 Index during the first half of the year included Vodafone AirTouch, Morgan Stanley Dean Witter, and Tyco International. Detracting from our relative performance were our holding in Cardinal Health and our underweighting in two large technology stocks--Cisco Systems and IBM--that performed well during the half-year.
     In July, we appointed John S. Cone, C.F.A., as comanger of the fund. Mr. Cone has been associated with Franklin Portfolio Associates since its founding in 1982.
     We are long-term investors. We do not expect to be near the top of a list of equity funds for every short-term period of comparison. Naturally, we're happy when this is the case; however, our goal is to be among the leaders in these lists over the long term. Investors in Vanguard Growth and Income Fund should have a long-term perspective and a desire for exposure to the stock market. Our investment policy is to be fully invested in equities. Our goal is to provide superior equity returns over extended periods.
     We believe that our record illustrates the effectiveness of our game plan--seeking to provide superior performance while avoiding periods of major shortfalls versus our benchmark index. Our goal with your assets is to be consistently above average. We believe that consistency builds strong long-term performance and that it will continue to make the Vanguard Growth and Income Fund an attractive option for equity investors.

John Nagorniak
Franklin Portfolio Associates LLC

July 8, 1999

PERFORMANCE SUMMARY
GROWTH AND INCOME FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: DECEMBER 10, 1986-JUNE 30, 1999
--------------------------------------------------------------------------------
                           GROWTH AND INCOME FUND                    S&P 500
FISCAL            CAPITAL          INCOME           TOTAL             TOTAL
YEAR              RETURN           RETURN           RETURN           RETURN
--------------------------------------------------------------------------------
1986               -3.1%             0.0%            -3.1%             -3.3%
1987                1.8              2.2              4.0               5.3
1988               13.1              3.7             16.8              16.6
1989               27.6              4.4             32.0              31.7
1990               -5.7              3.3             -2.4              -3.1
1991               26.4              3.9             30.3              30.5
1992                4.2              2.8              7.0               7.6
--------------------------------------------------------------------------------
                           GROWTH AND INCOME FUND                    S&P 500
FISCAL            CAPITAL          INCOME           TOTAL             TOTAL
YEAR              RETURN           RETURN           RETURN           RETURN
--------------------------------------------------------------------------------
1993               11.4%             2.4%             13.8%             10.1%
1994               -3.1              2.5              -0.6              1.3
1995               33.1              2.8              35.9              37.6
1996               20.9              2.2              23.1              23.0
1997               33.5              2.1              35.6              33.4
1998               22.6              1.3              23.9              28.6
1999*              13.1              0.5              13.6              12.4
--------------------------------------------------------------------------------
*Six months ended June 30, 1999.
See Financial Highlights table on page 15 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 1999
--------------------------------------------------------------------------------
                                                                10 YEARS
                        INCEPTION                        -----------------------
                          DATE        1 YEAR   5 YEARS   CAPITAL  INCOME   TOTAL
--------------------------------------------------------------------------------
Growth and Income Fund  12/10/1986    19.22%    27.22%    15.89%   2.83%  18.72%
--------------------------------------------------------------------------------

FUND PROFILE
GROWTH AND INCOME FUND

This Profile provides a snapshot of the fund's characteristics as of June 30, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.

PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------
                           GROWTH AND INCOME                 S&P 500
--------------------------------------------------------------------
Number of Stocks                         127                     500
Median Market Cap                     $55.5B                  $70.1B
Price/Earnings Ratio                   27.0x                   29.6x
Price/Book Ratio                        4.4x                    5.2x
Yield                                   0.8%                    1.2%
Return on Equity                       19.0%                   22.4%
Earnings Growth Rate                   13.8%                   14.8%
Foreign Holdings                        4.4%                    1.8%
Turnover Rate                           53%*                      --
Expense Ratio                         0.40%*                      --
Cash Reserves                           0.9%                      --

*Annualized.

VOLATILITY MEASURES
--------------------------------------------------------------------
                           GROWTH AND INCOME                 S&P 500
--------------------------------------------------------------------
R-Squared                               0.97                    1.00
Beta                                    1.03                    1.00

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
--------------------------------------------------------------------------------
                                     JUNE 30, 1998            JUNE 30, 1999
                                   ---------------------------------------------
                                   GROWTH AND INCOME  GROWTH AND INCOME  S&P 500
                                   ---------------------------------------------
Auto & Transportation ................     3.7%             2.3%          2.5%
Consumer Discretionary ...............    13.7             15.1          12.8
Consumer Staples .....................     5.1              5.1           7.8
Financial Services ...................    23.3             19.6          16.5
Health Care ..........................    10.1              9.4          11.1
Integrated Oils ......................     4.3              5.4           5.1
Other Energy .........................     1.7              0.2           1.4
Materials & Processing ...............     6.7              2.9           3.5
Producer Durables ....................     4.6              4.0           3.5
Technology ...........................     9.2             16.9          18.9
Utilities ............................    12.4             12.9          11.3
Other ................................     5.2              6.2           5.6

INVESTMENT FOCUS
----------------------------------------------------
[GRID]
STYLE          BLEND
MARKET CAP     LARGE


TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
----------------------------------------------------
Tyco International Ltd.                         3.7%
Lucent Technologies, Inc.                       3.2
Microsoft Corp.                                 2.7
Intel Corp.                                     2.7
Vodafone AirTouch PLC ADR                       2.6
Wal-Mart Stores, Inc.                           2.6
American International Group, Inc.              2.3
Merck & Co., Inc.                               2.2
AT&T Corp.                                      2.1
Morgan Stanley Dean Witter & Co.                2.1
----------------------------------------------------
Top Ten                                        26.2%

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a fund's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of net assets that a fund has invested in its ten largest holdings. (The average for stock mutual funds is about 30%.) As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the period. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

FINANCIAL STATEMENTS
JUNE 30, 1999 (UNAUDITED)

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.
--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
GROWTH AND INCOME FUND                                   SHARES            (000)
--------------------------------------------------------------------------------
COMMON STOCKS (97.7%)(1)
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (2.3%)
         TRW, Inc.                                      932,100        $  51,149
         Ford Motor Co.                                 867,700           48,971
O        FDX Corp.                                      710,200           38,528
         Genuine Parts Co.                              322,100           11,274
         Union Pacific Corp.                            116,600            6,799
                                                                       ---------
                                                                         156,721
                                                                       ---------
CONSUMER DISCRETIONARY (14.8%)
         Wal-Mart Stores, Inc.                        3,701,400          178,593
O        Viacom Inc. Class B                          3,210,100          141,244
         Home Depot, Inc.                             2,005,400          129,223
O        America Online, Inc.                           776,900           85,847
         Carnival Corp.                               1,508,800           73,177
         Dayton Hudson Corp.                            994,600           64,649
         Eastman Kodak Co.                              693,000           46,951
         Whirlpool Corp.                                592,700           43,860
         Gannett Co., Inc.                              549,800           39,242
         Newell Rubbermaid, Inc                         772,351           35,914
         R.R. Donnelley & Sons Co.                      864,400           32,037
         Hasbro, Inc.                                   895,200           25,010
O        Tricon Global Restaurants, Inc.                446,000           24,140
O        Staples, Inc.                                  772,800           23,909
         Knight Ridder                                  400,000           21,975
         Fortune Brands, Inc.                           430,800           17,824
         May Department Stores Co.                      267,900           10,950
         Kimberly-Clark Corp.                           174,100            9,924
O        Kmart Corp.                                    447,900            7,362
         VF Corp.                                       138,800            5,934
                                                                       ---------
                                                                       1,017,765
                                                                       ---------
--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                         SHARES            (000)
--------------------------------------------------------------------------------
CONSUMER STAPLES (5.0%)
         The Quaker Oats Co.                          1,201,100        $  79,723
         ConAgra, Inc.                                2,599,600           69,214
         Anheuser-Busch Cos., Inc.                      667,800           47,372
         Albertson's, Inc.                              850,400           43,849
         SuperValu Inc.                               1,239,800           31,847
         General Mills, Inc.                            286,000           22,987
         UST, Inc.                                      596,600           17,451
O        Safeway, Inc.                                  327,000           16,187
         Philip Morris Cos., Inc.                       315,300           12,671
                                                                       ---------
                                                                         341,301
                                                                       ---------
FINANCIAL SERVICES (19.1%)
         American International
          Group, Inc.                                 1,350,762          158,124
         Morgan Stanley Dean
          Witter & Co.                                1,407,355          144,254
         Bank of America Corp.                        1,753,371          128,544
         Fleet Financial Group, Inc.                  2,812,700          124,814
         Citigroup, Inc.                              2,443,500          116,066
         Freddie Mac                                  1,294,900           75,104
         Bank One Corp.                               1,090,100           64,929
         MBNA Corp.                                   1,745,400           53,453
         Lehman Brothers Holdings, Inc.                 816,900           50,852
         J.P. Morgan & Co., Inc.                        361,900           50,847
         SunTrust Banks, Inc.                           670,000           46,523
         Marsh & McLennan Cos., Inc.                    598,200           45,164
         Wells Fargo Co.                              1,054,700           45,088
         Transamerica Corp.                             428,200           32,115
         Golden West Financial Corp.                    307,300           30,115
         Wachovia Corp.                                 325,200           27,825
         Fannie Mae                                     402,400           27,514

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                         SHARES            (000)
--------------------------------------------------------------------------------
         Associates First Capital Corp.                 540,300        $  23,942
         The Chase Manhattan Corp.                      268,028           23,218
         Deluxe Corp.                                   405,600           15,793
         Merrill Lynch & Co., Inc.                      164,400           13,142
         National City Corp.                            131,900            8,639
         Jefferson-Pilot Corp.                          111,800            7,400
         BB&T Corp.                                     151,700            5,565
                                                                       ---------
                                                                       1,319,030
                                                                       ---------
HEALTH CARE (9.2%)
         Merck & Co., Inc.                            2,058,000          152,292
         Cardinal Health, Inc.                        2,010,950          128,952
         Johnson & Johnson                            1,180,500          115,689
         Pharmacia & Upjohn, Inc.                     1,931,500          109,733
         Abbott Laboratories                            817,680           37,204
         Allergan, Inc.                                 310,300           34,443
         American Home Products Corp.                   417,800           24,024
         Aetna Inc.                                     208,900           18,683
         Warner-Lambert Co.                             179,700           12,467
                                                                       ---------
                                                                         633,487
                                                                       ---------
INTEGRATED OILS (5.2%)
         Royal Dutch Petroleum Co. ADR                1,860,700          112,107
         Mobil Corp.                                    909,800           90,070
         Exxon Corp.                                    867,100           66,875
         Coastal Corp.                                1,466,800           58,672
         Enron Corp.                                    282,000           23,054
         USX-Marathon Group                             309,400           10,075
                                                                       ---------
                                                                         360,853
                                                                       ---------
OTHER ENERGY (0.2%)
         Apache Corp.                                   207,400            8,089
         Anadarko Petroleum Corp.                       180,900            6,659
                                                                       ---------
                                                                          14,748
                                                                       ---------
MATERIALS & PROCESSING (2.9%)

         Dow Chemical Co.                               417,400           52,958
         Georgia Pacific Group                        1,049,400           49,715
         Barrick Gold Corp.                           1,032,500           20,005
         The BFGoodrich Co.                             390,200           16,584
         Louisiana-Pacific Corp.                        624,400           14,830
         Archer-Daniels-Midland Co.                     760,427           11,739
         Owens Corning                                  332,300           11,423
         Alcan Aluminium Ltd.                           259,600            8,291
         Air Products & Chemicals, Inc.                 203,700            8,199
         Placer Dome, Inc.                              294,900            3,484
                                                                       ---------
                                                                         197,228
                                                                       ---------
PRODUCER DURABLES (3.9%)
         Ingersoll-Rand Co.                           1,381,350           89,270
O        Solectron Corp.                                726,700           48,462
         Honeywell, Inc.                                415,000           48,088
         Centex Corp.                                 1,200,000           45,075
O        Applied Materials, Inc.                        365,500           27,001
         Pulte Corp.                                    348,100            8,028
                                                                       ---------
                                                                         265,924
                                                                       ---------
TECHNOLOGY (16.5%)
         Lucent Technologies, Inc.                    3,276,924          220,988
O        Microsoft Corp.                              2,082,000          187,770
         Intel Corp.                                  3,155,400          187,746
         Hewlett-Packard Co.                          1,356,900          136,368
O        EMC Corp.                                    1,154,400           63,492
--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
GROWTH AND INCOME FUND                                   SHARES            (000)
--------------------------------------------------------------------------------

O        Seagate Technology Inc.                      2,222,400        $  56,949
O        Oracle Corp.                                 1,516,775           56,310
O        Unisys Corp.                                 1,426,900           55,560
O        General Instrument Corp.                       905,700           38,492
O        Compuware Corp.                              1,085,600           34,536
O        Dell Computer Corp.                            735,000           27,195
O        Cisco Systems, Inc.                            320,000           20,580
O        Gateway, Inc.                                  339,900           20,054
         International Business
           Machines Corp.                               141,200           18,250
O        3Com Corp.                                     528,900           14,115
                                                                       ---------
                                                                       1,138,405
                                                                       ---------
UTILITIES (12.6%)
         Vodafone AirTouch PLC ADR                      921,650          181,565
         AT&T Corp.                                   2,612,329          145,801
         PG&E Corp.                                   2,591,100           84,211
         Comcast Corp. Class A Special                2,044,100           78,570
         Bell Atlantic Corp.                          1,107,200           72,383
         Southern Co.                                 2,336,800           61,925
         Public Service Enterprise
           Group, Inc.                                1,289,700           52,717
O        MCI WorldCom, Inc.                             525,000           45,183
         Texas Utilities Co.                            956,800           39,468
         Central & South West Corp.                   1,187,100           27,748
         BellSouth Corp.                                590,000           27,656
         Reliant Energy, Inc.                           799,600           22,089
         FPL Group, Inc.                                350,500           19,146
         Consolidated Natural Gas Co.                   173,100           10,516
         Dominion Resources, Inc.                        42,800            1,854
                                                                       ---------
                                                                         870,832

OTHER (6.0%)
         Tyco International Ltd.                      2,700,400          255,863
         General Electric Co.                           491,100           55,494
         Johnson Controls, Inc.                         506,000           35,072
O        Thermo Electron Corp.                        1,604,900           32,198
         Loews Corp.                                    270,000           21,364
         McDermott International, Inc.                  542,400           15,323
                                                                       ---------
                                                                         415,314
                                                                       ---------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  Cost $5,002,354)                                                     6,731,608
--------------------------------------------------------------------------------
                                                           FACE
                                                         AMOUNT
                                                          (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTs (1.7%)(1)
--------------------------------------------------------------------------------
U.S. Treasury Bill
(2)      4.61%-4.64%, 9/16/1999                      $    5,400            5,347
Repurchase Agreement
Collateralized by U.S. Government
         Obligations in a Pooled
         Cash Account
         4.87%, 7/1/1999                                108,674          108,674
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $114,021)                                                        114,021
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.4%)
  (Cost $5,116,375)                                                    6,845,629
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
GROWTH AND INCOME FUND                                                     (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.6%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                 $   80,545
Liabilities                                                             (36,678)
                                                                       ---------
                                                                         43,867
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 197,969,666 outstanding
         $.001 par value shares of beneficial interest
         (unlimited authorization)                                   $6,889,496
================================================================================
NET ASSET VALUE PER SHARE                                                $34.80
================================================================================
  *  See Note A in Notes to Financial Statements.
  o  Non-Income-Producing Security.
(1) The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 99.1% and 0.3%, respectively, of net assets. See Note E in Notes to Financial Statements.
(2)  Security segregated as initial margin for open futures contracts.
ADR--American Depositary Receipt.
--------------------------------------------------------------------------------
                                                         AMOUNT              PER
                                                          (000)            SHARE
--------------------------------------------------------------------------------
AT JUNE 30, 1999, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid in Capital                                      $5,038,762           $25.45
Undistributed Net
    Investment Income                                     1,344              .01
Accumulated Net
    Realized Gains                                      117,321              .59
Unrealized Appreciation--
    Note E
    Investment Securities                             1,729,254             8.74
    Futures Contracts                                     2,815              .01
--------------------------------------------------------------------------------
NET ASSETS                                           $6,889,496           $34.80
================================================================================

STATEMENT OF OPERATIONS
This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss)
realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the fund invested in futures contracts during the period, the results of these investments are shown separately.
--------------------------------------------------------------------------------
                                                          GROWTH AND INCOME FUND
                                                  SIX MONTHS ENDED JUNE 30, 1999
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
         Dividends                                                     $ 37,974
         Interest                                                         3,491
         Security Lending                                                   275
                                                                       ---------
                  Total Income                                           41,740
                                                                       ---------
EXPENSES
         Investment Advisory Fees--Note B
                  Basic Fee                                               2,800
                  Performance Adjustment                                   (309)
         The Vanguard Group--Note C
                  Management and Administrative                           8,661
                  Marketing and Distribution                                611
         Custodian Fees                                                      13
         Auditing Fees                                                        6
         Shareholders' Reports                                              154
         Trustees' Fees and Expenses                                          5
                                                                       ---------
                  Total Expenses                                         11,941
                  Expenses Paid Indirectly--Note C                         (137)
                                                                       ---------
                  Net Expenses                                           11,804
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    29,936
--------------------------------------------------------------------------------
REALIZED NET GAIN
         Investment Securities Sold                                     125,981
         Futures Contracts                                                9,830
--------------------------------------------------------------------------------
REALIZED NET GAIN                                                       135,811
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
         Investment Securities                                          607,563
         Futures Contracts                                               (2,373)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                        605,190
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   $770,937
================================================================================

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.
--------------------------------------------------------------------------------
                                                       GROWTH AND INCOME FUND
                                                --------------------------------
                                                      SIX MONTHS            YEAR
                                                           ENDED           ENDED
                                                   JUN. 30, 1999   DEC. 31, 1998
                                                           (000)           (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
         Net Investment Income                           29,936          47,107
         Realized Net Gain                              135,811         102,254
         Change in Unrealized Appreciation
           (Depreciation)                               605,190         593,025
                                                --------------------------------
                  Net Increase in Net Assets
                      Resulting from Operations         770,937         742,386
                                                --------------------------------
DISTRIBUTIONS
         Net Investment Income                          (27,554)        (48,169)
         Realized Capital Gain                               --        (171,988)
                                                --------------------------------
                  Total Distributions                   (27,554)       (220,157)
                                                --------------------------------
CAPITAL SHARE TRANSACTIONS1
         Issued                                       1,485,871       2,901,578
         Issued in Lieu of Cash Distributions            25,926         209,301
         Issued in Exchange for Net Assets of
           Trustees'-U.S. Portfolio--Note F                  --         186,395
         Redeemed                                      (526,184)       (800,812)
                                                --------------------------------
                  Net Increase from Capital
                    Share Transactions                  985,613       2,496,462
--------------------------------------------------------------------------------
         Total Increase                               1,728,996       3,018,691
--------------------------------------------------------------------------------
NET ASSETS
         Beginning of Period                          5,160,500       2,141,809
                                                --------------------------------
         End of Period                               $6,889,496      $5,160,500
================================================================================
1Shares Issued (Redeemed)
         Issued                                          45,581         100,722
         Issued in Lieu of Cash Distributions               774           7,069
         Issued in Exchange for Net Assets of Trustees'-
           U.S. Portfolio--Note F                            --           6,578
         Redeemed                                       (16,130)        (28,413)
                                                --------------------------------
                  Net Increase in Shares Outstanding     30,225          85,956
================================================================================

FINANCIAL HIGHLIGHTS
This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                         GROWTH AND INCOME FUND
                                                                                         YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING                         SIX MONTHS ENDED    ------------------------------------------------------------
THROUGHOUT EACH PERIOD                             JUNE 30, 1999       1998          1997          1996        1995        1994
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $30.76     $26.19        $22.23        $19.95      $15.56      $16.45
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
         Net Investment Income                               .16        .32           .41           .41         .41         .40
         Net Realized and Unrealized Gain (Loss)
                  on Investments                            4.02       5.86          7.15          4.09        5.14        (.50)
                                                       -------------------------------------------------------------------------
                  Total from Investment Operations          4.18       6.18          7.56          4.50        5.55        (.10)
DISTRIBUTIONS
         Dividends from Net Investment Income               (.14)      (.33)         (.42)         (.40)       (.42)       (.39)
         Distributions from Realized Capital Gains            --      (1.28)        (3.18)        (1.82)       (.74)       (.40)
                                                       -------------------------------------------------------------------------
                  Total Distributions                       (.14)     (1.61)        (3.60)        (2.22)      (1.16)       (.79)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $34.80     $30.76        $26.19        $22.23      $19.95      $15.56
================================================================================================================================
TOTAL RETURN                                              13.61%     23.94%        35.59%        23.06%      35.93%      -0.61%
================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
         Net Assets, End of Period (Millions)             $6,889     $5,161        $2,142        $1,285        $909        $596
         Ratio of Total Expenses to
                  Average Net Assets                      0.40%*      0.36%         0.36%         0.38%       0.47%       0.48%
         Ratio of Net Investment Income to
                  Average Net Assets                      1.00%*      1.27%         1.74%         1.97%       2.25%       2.50%
         Portfolio Turnover Rate                            53%*        47%           66%           75%         59%         71%
================================================================================================================================
*Annualized.

NOTES TO FINANCIAL STATEMENTS
Vanguard Growth and Income Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.
     1. Security Valuation: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.
     2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     3. Repurchase Agreements: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     4. Futures Contracts: The fund uses S&P 500 Index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate fund turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.
     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).
     5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
     6. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Franklin Portfolio Associates LLC provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to the S&P 500 Index. For the six months ended June 30, 1999, the advisory fee represented an effective annual basic rate of 0.09% of the fund's average net assets before a decrease of $309,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the Board of Trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 1999, the fund had contributed capital of $994,000 to Vanguard (included in Other Assets), representing 0.01% of the fund's net assets and 1.4% of Vanguard's capitalization. The fund's Trustees and officers are also Directors and officers of Vanguard.
     Vanguard has asked the fund's investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. For the six months ended June 30, 1999, these arrangements reduced the fund's expenses by $137,000.

D. During the six months ended June 30, 1999, the fund purchased $2,537,106,000 of investment securities and sold $1,555,087,000 of investment securities, other than U.S. government securities and temporary cash investments.

E. At June 30, 1999, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $1,729,254,000, consisting of unrealized gains of $1,796,007,000 on securities that had risen in value since their purchase and $66,753,000 in unrealized losses on securities that had fallen in value since their purchase.
     At June 30, 1999, the aggregate settlement value of open futures contracts expiring in September 1999 and the related unrealized appreciation were:
--------------------------------------------------------------------------------
                                                             (000)
                                             -----------------------------------
                                                AGGREGATE
                               NUMBER OF        SETTLEMENT          UNREALIZED
FUTURES CONTRACTS           LONG CONTRACTS        VALUE            APPRECIATION
--------------------------------------------------------------------------------
S&P 500 Index                    270              $93,265            $2,815
--------------------------------------------------------------------------------
F. On August 13, 1998, the fund acquired the net assets of Vanguard Trustees' Equity Fund-U.S. Portfolio ("Trustees-U.S. Portfolio") pursuant to an agreement approved by the shareholders of Trustees'-U.S. Portfolio on July 31, 1998. The acquisition was accomplished by a tax-free exchange of 6,577,635 of the Growth and Income Fund's capital shares for the 4,850,642 outstanding Trustees'-U.S. Portfolio shares. Trustees'-U.S. Portfolio's net assets of $186,395,000, including $36,784,000 of unrealized appreciation, were combined with the Growth and Income Fund's net assets of $4,097,538,000, resulting in combined net assets of $4,283,933,000 on August 13, 1998.

NOTICE TO SHAREHOLDERS ABOUT Y2K

As is well known by now, the approaching calendar change to 2000 has posed a challenge to many computer systems worldwide. Computers that are not modified could interpret "00" as 1900 rather than 2000 and produce errors in date-dependent calculations, including bond interest payments, stock trade settlements, retirement benefits, and other financial transactions.

OUR APPROACH
Vanguard has taken this challenge seriously. We have had a Year 2000 Project under way since 1996 to fulfill our responsibility to safeguard our business relationships and the security of our investors' accounts.
     Our internal systems are Year 2000-compliant. They have been renovated and thoroughly tested and are ready for the date change. As for the external systems that connect with ours, we have been working for many months with clients, business partners, and providers of products and services to assess their compliance. We have analyzed the external services we require and have developed contingency plans-- including provision for alternative providers where appropriate.
     On New Year's Day, our telephone centers will be staffed and ready for shareholder calls. However, we expect the volume of inquiries over the New Year's weekend to be high, and we encourage shareholders to check their accounts via our website or automated telephone systems, which offer much greater service capacity and efficiency. This will also help our live representatives to provide a higher level of service to those with specific transaction or other service-related needs.

WHAT YOU CAN DO
We assure you we will protect our shareholders' records, so account records will not be lost. Nevertheless, keeping copies of current records is always advisable. You should keep at least your third-quarter statement and any confirmations you receive from us between October 1, 1999, and year-end.
     If you are a registered user of Access Vanguard(TM) (www.vanguard.com), you can retrieve this information through the secure "Your Accounts" section and print copies for your files. If you are not registered for Access Vanguard and wish to have this flexibility, you should register as soon as possible so that you can receive your password and become familiar with this service before the New Year's weekend. Likewise, you may need personal identification numbers to use our automated telephone services: Vanguard Tele-Account(R) for individual investors (1-800-662-6273) and The VOICE(TM) Network for participants in employer-sponsored retirement plans (1-800-523-1188).
     Our Year 2000 Project's primary goal from the start has been to prepare our systems for business as usual on behalf of our shareholders into 2000 and beyond. We remain confident we will meet that goal, and we look forward to serving you in the years to come.

THE VANGUARD FAMILY OF FUNDS

STOCK FUNDS
--------------------------------------------------------------------------------
500 Index Fund
Aggressive Growth Fund
Capital Opportunity Fund
Convertible Securities Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer Fund
Extended Market Index Fund*
Global Equity Fund
Gold and Precious Metals Fund
Growth and Income Fund
Growth Index Fund*
Health Care Fund
Institutional Index Fund*
International Growth Fund
International Value Fund
Mid-Cap Index Fund*
Morgan Growth Fund
Pacific Stock Index Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund*
Small-Cap Index Fund*
Small-Cap Value Index Fund*
Tax-Managed Capital Appreciation Fund*
Tax-Managed Growth and Income Fund*
Tax-Managed Small-Cap Fund*
Total International Stock Index Fund
Total Stock Market Index Fund*
U.S. Growth Fund
Utilities Income Fund
Value Index Fund*
Windsor Fund
Windsor II Fund


BALANCED FUNDS
--------------------------------------------------------------------------------
Asset Allocation Fund
Balanced Index Fund
Global Asset Allocation Fund
LifeStrategy Conservative Growth Fund
LifeStrategy Growth Fund
LifeStrategy Income Fund
LifeStrategy Moderate Growth Fund
STAR Fund
Tax-Managed Balanced Fund
Wellesley Income Fund
Wellington Fund


BOND FUNDS
--------------------------------------------------------------------------------
Admiral Intermediate-Term Treasury Fund
Admiral Long-Term Treasury Fund
Admiral Short-Term Treasury Fund
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Preferred Stock Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund*
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
     (California, Florida, Massachusetts,
      New Jersey, New York, Ohio, Pennsylvania)
Total Bond Market Index Fund*


MONEY MARKET FUNDS
--------------------------------------------------------------------------------
Admiral Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund*
State Tax-Exempt Money Market Funds
     (California, New Jersey, New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund


VARIABLE ANNUITY PLAN
--------------------------------------------------------------------------------
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio

*Offers Institutional Shares.

          TRUSTEES AND OFFICERS

JOHN C. BOGLE
Founder, Senior Chairman of the Board, and
Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN
Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson
& Johnson; Director of Johnson & JohnsonoMerck
Consumer Pharmaceuticals Co., Women First
HealthCare, Inc., Recording for the Blind and
Dyslexic, The Medical Center at Princeton, and
Women's Research and Education Institute.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution;
Director of American Express Bank Ltd., The St.
Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of
Economics, Princeton University; Director of
Prudential Insurance Co. of America, Banco Bilbao
Gestinova, Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO
Industries, The BFGoodrich Co., and The Standard
Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature
Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University;
Director of Pacific Gas and Electric Co., Procter &
Gamble Co., NACCO Industries, and Newfield
Exploration Co.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired
Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas
Co.; Director of Cummins Engine Co. and The Mead
Corp.; Trustee of Vanderbilt University.

           OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The
Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.;
Treasurer of each of the investment companies in The Vanguard Group.

           OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

  "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell Company is
     the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

                                    VANGUARD
                                   MILESTONES

                                    [GRAPHIC]
                              The Vanguard Group is
                             named for HMS Vanguard,
                        Admiral Horatio Nelson's flagship
                          at the Battle of the Nile on
                          August 1, 1798. Our founder,
                          John C. Bogle, chose the name
                        after reading Nelson's inspiring
                      tribute to his fleet: "Nothing could
                          withstand the squadron . . .
                       with the judgment of the captains,
                      together with their valour, and that
                        of the officers and men of every
                  description, it was absolutely irresistible."

                                    [GRAPHIC]
                          Walter L. Morgan, founder of
                          Wellington Fund, the nation's
                           oldest balanced mutual fund
                        and forerunner of today's family
                           of some 100 Vanguard funds,
                        celebrated his 100th birthday on
                           July 23, 1998. Mr. Morgan,
                         a true investment pioneer, died
                         six weeks later on September 2.

                                    [GRAPHIC]
                                Wellington Fund,
                        The Vanguard Group's oldest fund,
                         was incorporated by Mr. Morgan
                       70 years ago, on December 28, 1928.
                            The fund was named after
                             the Duke of Wellington,
                              whose forces defeated
                            Napoleon Bonaparte at the
                           Battle of Waterloo in 1815.


[SHIP LOGO]
[THE VANGUARD GROUP(R) LOGO]
POST OFFICE BOX 2600
VALLEY FORGE, PENNSYLVANIA 19482-2600

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's
shareholders. It may not be distributed
to prospective investors unless it
is preceded or accompanied by the
current fund prospectus.

Q932-08/12/1999

(C) 1999 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.